SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 13, 2004

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits:

                              Exhibit 99 - Press Release dated July 13, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 13, 2004, the Registrant issued a press release announcing its preliminary earnings for the quarter ended June 30, 2004. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date:	July 14, 2004	By: /s/ Joseph W. Turner Joseph W. Turner, President, Chief Executive Officer and Director

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated July 13, 2004